UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A

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UBL INTERACTIVE, INC.

(Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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UBL Interactive, Inc.

6701 Carmel Road, Suite 202

Charlotte NC, 28226

NOTICE OF CONSENT SOLICITATION

To the stockholders of UBL Interactive, Inc.:

Notice is hereby given that we are seeking the written consent of stockholders holding a majority of our outstanding common stock acting in lieu of a special meeting (the “Consent”) to authorize and approve the following proposal:

To approve an amendment (the “Plan Amendment”) to the Company’s 2010 Omnibus Equity Incentive Plan (the “Plan”) to (i) add 4,750,000 shares of the Company’s common stock to the amount of stock eligible for grant pursuant to the Plan, and (ii) insert an evergreen provision whereby, annually, the amount of shares of the Company’s common stock available pursuant to the Plan will reset.

The Plan Amendment was unanimously approved by the Board of Directors of the Company at the Board’s meeting on October 22, 2013.

Our Board of Directors has determined to seek approval of the proposal described herein by majority written consent of our stockholders. The Board of Directors believes that certain large holders, members of the Board of Directors and our executive officers may consent to the proposal, although there has been no formal request or agreement with respect to their authorization or consent. Approximately 16,475,918 shares of our outstanding common stock are believed to be controlled by our officers, directors and 5% or greater stockholders as of September 2, 2014, the record date for such actions. We are not holding a meeting of stockholders in connection with the proposal described herein. The Consent Solicitation Statement on the following pages describes the matter presented to stockholders in this consent solicitation. The Board of Directors requests that you sign, date and return the consent included as Annex A to the Consent Solicitation Statement in the enclosed envelope as soon as possible. If you submit a properly executed written consent within 35 days of the earliest dated consent, then your stock will be voted in favor of the proposed transaction.

The date of this Consent Solicitation Statement is September 29, 2014, and it is being mailed on or about October 1, 2014, to all stockholders of record of our common stock as of the close of business on September 2, 2014. The proposal requires the consent of stockholders holding a majority of the outstanding shares of our common stock for its approval. The Plan Amendment to be approved pursuant to the written consent shall take effect upon our receipt of properly executed written consents from stockholders holding a majority of the outstanding shares of our common stock as of the record date.

By Order of the Board of Directors

/s/ Doyal Bryant
Doyal Bryant
Chair of the Board of Directors

September 29, 2014

UBL Interactive, Inc.

6701 Carmel Road, Suite 202

Charlotte, NC, 28226

(704) 930-0297

CONSENT SOLICITATION STATEMENT

September 29, 2014

This Consent Solicitation Statement is being furnished to stockholders of UBL Interactive, Inc., a Delaware corporation (“we” or “us”), in connection with the solicitation of stockholder consents by our Board of Directors. We are soliciting stockholder consents in lieu of a special meeting of the stockholders to adopt an amendment (the “Plan Amendment”) to our 2010 Omnibus Equity Incentive Plan (the “2010 Plan”) to:

(i)	add 4,750,000 shares of our common stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and

(ii)	insert an evergreen provision whereby every October 1, the amount of shares of our common stock available pursuant to the 2010 Plan would reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of common stock of the Company, and (B) the number of shares of common stock available for grant pursuant to the 2010 Plan on the immediately preceding September 30.

Approval of the Plan Amendment requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote thereon. There are no dissenters’ rights under Delaware law applicable to the Plan Amendment.

A copy of the written consent to be executed by stockholders is annexed to this Consent Solicitation Statement as Annex A. A copy of the 2010 Plan as amended by the Plan Amendment is included as Exhibit A to this Consent Solicitation Statement.

Our Board of Directors unanimously approved the Plan Amendment at a meeting held October 22, 2013 and has directed that such matter be submitted to our stockholders for approval by written consent in lieu of a special meeting. Under Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), any action required or permitted by the DCGL to be taken at an annual or special meeting of stockholders of a Delaware corporation may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having at least the voting power that would be necessary to authorize or take such action at a meeting.

Only stockholders of record as of the close of business on September 2, 2014 (the “Record Date”) will be entitled to submit a written consent. As of the Record Date, there were outstanding 34,623,089 shares of our common stock. The holders of shares of our common stock on the Record Date are entitled to one vote for each share then held on each proposal that is the subject of this consent solicitation. Consents signed by the holders of a majority of the shares entitled to vote are required in order to approve the proposal set forth herein. To be counted towards the consents required for approval of the proposal described herein, your consent must be received within 35 days of the earliest dated consent. Under Delaware law and our Articles of Incorporation, the failure to timely deliver a consent will have the same effect as a vote against the proposals set forth herein.

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In order to register your consent to the matters set forth herein, you should return your signed and dated written consent in the enclosed envelope. The Plan will become effective promptly following receipt of the requisite stockholder consents.

You may revoke your written consent at any time prior to the time that we have received a sufficient number of consents to approve the proposal set forth herein. A revocation may be in any written form validly signed and dated by you, as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to us at UBL Interactive, Inc., 6701 Carmel Road, Suite 202, Charlotte NC, 28226, Attn: Chief Executive Officer.

Our Board of Directors believes that certain large holders, members of the Board of Directors, and our executive officers, may consent to the proposal contained herein, although there has been no formal request or agreement with respect to their authorization or consent. Approximately 16,475,918 shares of our outstanding common stock are believed to be controlled by our officers, directors and 5% or greater stockholders as of the record date.

We will pay the costs of soliciting these consents. In addition to soliciting consents by mail, our officers, directors and other regular employees, without additional compensation, may solicit consents personally, by facsimile, by e-mail or by other appropriate means. Vstock Transfer, LLC will assist in the mailing of this Consent Solicitation Statement, the collection of written consents and the tabulation of votes, but will not solicit any stockholders. Banks, brokers, fiduciaries and other custodians and nominees who forward written consent soliciting materials to their principals will be reimbursed for their customary and reasonable out-of-pocket expenses.

Our executive offices are located at 6701 Carmel Road, Suite 202, Charlotte NC, 28226.

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FREQUENTLY ASKED QUESTIONS

 The following questions and answers are intended to respond to frequently asked questions concerning the actions approved by our Board of Directors and a majority of the persons entitled to vote. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire Consent Solicitation Statement, as well as its exhibits and annexes in this Consent Solicitation Statement.

Q:            WHO IS ENTITLED TO CONSENT TO THE PROPOSAL DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT?

A:            All stockholders of record of our common stock as of the close of business on September 2, 2014. As of September 2, 2014, there were 34,623,089 shares of our common stock outstanding. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name,” and these consent solicitation materials are being forwarded to you by your broker, bank or nominee who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or nominee to consent or to withhold consent to the proposals set forth herein. Your broker, bank or nominee has enclosed an instruction card for you to use in directing the broker, bank or nominee regarding whether to consent or to withhold consent to the proposal set forth herein.

Q:            WILL THERE BE A MEETING OF STOCKHOLDERS TO CONSIDER THE PROPOSAL SET FORTH IN THIS CONSENT SOLICITATION STATEMENT?

A:            No. We will not hold a meeting of stockholders. We are incorporated in the State of Delaware. Section 228 of the General Corporation Law of the State of Delaware permits our stockholders to take action without a meeting if the votes represented by consents in writing, setting forth the actions so taken, represent at least a majority of the outstanding voting power.

Q:            WHAT IS THE RECOMMENDATION OF OUR BOARD OF DIRECTORS AS TO THE PROPOSAL DESCRIBED IN THIS CONSENT SOLICITATION STATEMENT?

A:            Our Board of Directors recommends that stockholders CONSENT TO the proposal set forth in this Consent Solicitation Statement.

Q:            WHAT IS THE REQUIRED VOTE TO APPROVE THE PROPOSAL?

A.            Because we are seeking stockholder approval by soliciting written consents, the proposal must receive a number of consents representing at least a majority of the outstanding shares of our common stock entitled to submit consents to be approved.

Q:            WHAT DO I NEED TO DO NOW TO REGISTER MY CONSENT?

A:            After carefully reading and considering the information contained in this Consent Solicitation Statement, you may consent to the proposal set forth herein by signing and dating the enclosed written consent and returning it in the enclosed envelope as soon as possible.

Q:            What is the difference between a stockholder of record and a “street name” holder?

A:            If your shares are registered directly in your name with our transfer agent, Vstock Transfer, LLC, then you are a stockholder of record with respect to those shares.

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If your shares are held in a stock brokerage account or by a bank, or other nominee, then the broker, bank, or other nominee is the stockholder of record with respect to those shares. However, you still are the beneficial owner of those shares, and your shares are said to be held in “street name.” Street name holders generally cannot send their written consents directly and must instead instruct the broker, bank, or other nominee on how to send their written consents.

Q:            WHAT IF I DO NOT RETURN THE WRITTEN CONSENT?

A:            Because the proposal requires the written consents of the holders of a majority of the outstanding shares of our common stock, your failure to respond will have the same effect as a withheld consent.

Q:            CAN I VOTE AGAINST THE PROPOSAL?

A:            We are not holding a meeting of our stockholders, so there will be no “yea” or “nay” vote, as such. However, because the proposal requires the affirmative consent of the holders of a majority of our outstanding common stock, simply not delivering an executed written consent in favor of our proposal will have the same practical effect as a vote against the proposal would have if it were being considered at a meeting of stockholders.

Q:            CAN I REVOKE MY CONSENT AFTER I HAVE DELIVERED IT?

A:            You may revoke your written consent at any time prior to the time that we receive a sufficient number of written consents to approve the proposal set forth herein. A revocation may be in any written form validly signed and dated by you, as long as it clearly states that the consent previously given is no longer effective. The revocation should be sent to us at UBL Interactive, Inc., 6701 Carmel Road, Suite 202, Charlotte NC, 28226, Attn: Chief Executive Officer.

Q:            BY WHEN MUST WE RECEIVE A SUFFICIENT NUMBER OF CONSENTS?

A:            We are requesting you to send us your written consents by October 21, 2014.

Q:            WHAT IS THE PURPOSE OF THE PLAN AMENDMENT?

A:            We maintain the 2010 Plan for several purposes, including: (i) to attract and retain qualified directors, officers and employees; (ii) to compensate consultants for services rendered to us which we could not otherwise afford to obtain; and (iii) to provide incentives for the generation of stockholder value. We believe that, without the Plan Amendment, there would be an insufficient number of shares eligible for grant, going forward, under the 2010 Plan to best satisfy the purposes of the 2010 Plan, as a result of the number of grants and options awarded to date under the 2010 Plan. We believe that it will be in the best interests of the Company to increase the number of shares eligible for grant under the 2010 Plan and to allow for a mechanism to automatically allow for the increase in shares available for grant under the 2010 Plan, annually as needed.

Q:            WHAT IS THE BOARD’S RECOMMENDATION?

A: The Board’s recommendation is set forth together with the description of the proposal in this Proxy Statement. In summary, the Board recommends a vote:

for approval of an amendment to the Company’s 2010 Omnibus Equity Incentive Plan to (i) add 4,750,000 shares of stock to the amount of stock eligible for grant pursuant to the Plan, and (ii) insert an evergreen provision whereby, annually, the amount of shares available pursuant to the Plan will reset.

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Q:            DISSENTERS’ RIGHT OF APPRAISAL

A:            Holders of shares of our Common Stock do not have appraisal rights under Delaware law or under the governing documents of the Company in connection with this solicitation.

Q:            HOW ARE CONSENT SOLICITATION STATEMENT MATERIALS DELIVERED TO HOUSEHOLDS?

A:            Only one copy of the this Consent Solicitation Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of this Consent Solicitation Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Consent Solicitation Statement at your residence, and would like to receive a separate copy of our Consent Solicitation Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to UBL Interactive, Inc., 6701 Carmel Road, Suite 202, Charlotte NC, 28226; Attention: Corporate Secretary.

Q:            HOW MUCH STOCK IS OWNED BY 5% STOCKHOLDERS, DIRECTORS, AND EXECUTIVE OFFICERS?

A:            The following table sets forth information regarding the beneficial ownership of our common stock, par value $.01, per share, as of September, 2014 by (a) each person who is known by us to beneficially own 5% or more of our common stock, (b) each of our directors and named executive officers, and (c) all of our directors and executive officers as a group.

Name and Address of Beneficial Owner	Amount and nature of beneficial ownership (1)	Percent of class (2)
Officer and Directors
Doyal Bryant (3)	8,024,000	22.0%
Chris Travers (4)	8,964,000	24.3%
John Patton (5)	1,875,000	5.1%
David Jaques (6)	935,000	2.6%
Jeff Guzy (7)	56,000	*
All Directors and Officers as a group (4 persons)	19,854,000	47.9%
5% or greater stockholder
Radeon, LLC (8)	6,514,000	18.5%
Jack Pilger (9)	2,337,018	6.6%
Scott Nedderman	1,795,000	5.2%

* Less than 1%

(1)	The address of each person is c/o of the Company unless otherwise indicated herein.

(2)	The calculation in this column is based upon 34,623,089 shares of common stock outstanding on September 11, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to the subject securities. Shares of common stock that are currently exercisable or exercisable within 60 days of September 11, 2014 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person.

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(3)	Includes 100,000 shares of the Company’s common stock held by Mr. Bryant’s spouse, Deborah Bryant. Also includes options to purchase an aggregate of 1,750,000 shares of the Company’s common stock held by Mr. Bryant and options to purchase 60,000 shares of the Company’s common stock held by Mrs. Bryant which are fully vested. Also includes 6,114,000 shares of the Company’s common stock held by the Bryant Irrevocable Trust dated 12/18/12 of which Mrs. Bryant is the Trustee.

(4)	Includes 6,014,000 shares of the Company’s common stock held by Radeon, LLC. Includes options to purchase an aggregate of 1,750,000 shares of the Company’s common stock, which are fully vested. Includes warrants held by Radeon, L.L.C. to purchase an aggregate of 500,000 shares of the Company’s common stock, which are fully vested.

(5)	Consists of options to purchase an aggregate of 1,875,000 shares of the Company’s common stock, which are fully vested.

(6)	Includes options to purchase 360,000 shares of the Company’s common stock, which are fully vested. Includes warrants held by The Edmonds-Jaques Family Trust dated 06/13/03, of which Mr. Jaques is a Trustee, to purchase an aggregate of 500,000 shares of the Company’s common stock, which are fully vested.

(7)	Consists of options to purchase an aggregate of 56,000 shares of the Company’s common, which are fully vested.

(8)	Chris Travers holds the voting and dispositive power of the shares and warrants held by Radeon, LLC.

(9)	Includes: (i) options to purchase 400,000 shares of the Company’s common stock at an exercise price $0.18, (ii) options to purchase 144,000 shares of the Company’s common stock at an exercise price $0.06, (iii) options to purchase 144,000 shares of the Company’s common stock at an exercise price of $0.10, and (iv) options to purchase 72,000 shares of the Company’s common stock at $0.10.

There are no arrangements known to the Company, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Executive Compensation Objectives

The objectives of our compensation program are as follows:

•	Attract, hire and retain well-qualified executives.

•	Reward performance that drives substantial increases in shareholder value, as evidenced through both future operating profits and increased market price of our common shares.

Compensation Setting Process

Role of Compensation Committee. The role of the Compensation Committee is to oversee the Company’s executive compensation strategy, oversee the administration of its executive compensation and its equity based compensation plans, review and approve the compensation of the Company’s CEO, and oversee the Company’s compensation plan for the Board of Directors. The Compensation Committee is comprised exclusively of independent outside directors and includes members with executive level experience in other companies who bring a perspective of reasonableness to compensation matters with our Company. In addition, the Compensation Committee compares executive compensation practices of similar companies at similar stages of development.

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Role of Management. In setting compensation for 2013, our CEO worked closely with the Compensation Committee and attended its meetings of the Compensation Committee. Our CEO made recommendations to the Compensation Committee regarding compensation of our executive officers other than him. No executive officer participated directly in the final deliberations regarding his or her own compensation package.

Elements of Executive Compensation

The compensation level of our executives generally reflects their level of experience and is designed to provide an incentive to positively affect our future operating performance and shareholder value.

Salary. Base salary is the primary fixed element in the Company’s compensation program and is intended to provide an element of certainty and security to the Company’s executive officers on an ongoing basis. Most of the executive officers have employment agreements with the Company and their initial salaries are set by contract.

Equity. Part of the compensation paid to our executives is in the form of equity, which to date has been exclusively through stock option grants. The stock option exercise price is generally the fair market value of the stock on the date of grant. Therefore, a gain is only recognized if the value of the stock increases, which promotes a long term alignment between the interests of the Company’s executives and its stockholders.

Bonus. The executive officers’ cash incentive awards are tied to achieving performance metrics established by the Compensation Committee at the beginning of each year, with input from the Chief Executive Officer, which are not re-set during the year, regardless of Company performance or economic conditions. The program creates incentive for the executive officers to direct their efforts toward achieving specified company goals and individual goals.

Summary Compensation Table for 2013

The table below sets forth, for the last two fiscal years, the compensation earned by each person acting as our Principal Executive Officer, Principal Financial Officer and two most highly compensated executive officers whose total annual compensation exceeded $100,000 (together, the “Named Executive Officers”).

Name & Principal Position	Year	Salary ($)	Bouns ($)	Option Awards ($) (1)(2)		All Other Compensation ($)	Total ($)
Doyal Bryant CEO	2013 2012	120,673 84,038		102,978	(3)		120,673 187,016

Chris Travers CRO and President	2013 2012	107,692 84,038		102,978	(3)		107,692 187,016

Damian Rollison VP Product and Technology	2013 2012	117,938 108,692		3,385 2,513	(4) (5)		121,323 111,205

Tom Wells Director of Information Technology	2013 2012	115,532 101,961					115,532 101,961

(1)	Includes all options granted by us as compensation for employment services or office. The grants to each named executive officer were determined by the compensation committee which took into consideration each officer’s contributions to Company’s performance.

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(2)	The fair value of the options granted is obtained by multiplying the number of options granted by their value established according to the Black - Scholes pricing model. This value is the same as the fair value established in accordance with generally accepted accounting principles. The following assumptions were used for options granted in 2012: expected volatility – 151%; risk-free rate – 0.72%; forfeiture rate – 0.00%; expected life – 2.5 years; dividend yield – 0%.

(3)	Grants were made to by the Compensation committee to each of Messrs. Bryant and Travers as a bonus. pursuant to the terms of their employment agreement with the Company which provides for the grant of a bonus to each of Messrs. Bryant and Travers.

(4)	The fair value of the options granted is obtained by multiplying the number of options granted by their value established according to the Black - Scholes pricing model. This value is the same as the fair value established in accordance with generally accepted accounting principles. The following assumptions were used for options granted in 2013: expected volatility – 174%; risk-free rate – 0.52%; forfeiture rate – 0.00%; expected life – 1.5 years; dividend yield – 0%.

(5)	Granted as compensation to Mr. Rollison for his service to the Company.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth information for the named executive officers regarding the number of shares subject to both exercisable and unexercisable stock options, as well as the exercise prices and expiration dates thereof, as of September 30, 2013.

Option Awards
Name	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)	Option Exercise Price ($)	Option Expiration Date	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Doyal Bryant		750,000	$0.12	9/16/17	-	-	-

Chris Travers		750,000	$0.12	9/16/17	-	-	-

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Employment Agreements

On January 1, 2013, we entered into an employment agreement with Doyal Bryant to serve as our Chief Executive Officer. This Agreement was for initial three-year term which shall automatically renew for successive one-year terms unless otherwise terminated by either party pursuant to the Agreement. Under the agreement, Mr. Bryant will receive a base annual salary of $225,000, with $25,000 increase per year.  Additionally, Mr. Bryant is entitled to an annual bonus if the Company meets or exceeds criteria adopted by the board of directors. Mr. Bryant is also eligible for grants of awards under any plan for equity compensation that the Company may adopt.  Mr. Bryant will receive all benefits granted to the Company’s senior executive including full health, dental and disability insurance.

Unless Mr. Bryant’s employment is terminated for cause, then upon termination of Mr. Bryant’s employment prior to expiration of his employment period, Mr. Bryant shall be entitled to receive a severance amount equal to Mr. Bryant’s then current annual base salary plus his then current bonus amount for a severance period that begins on the date of termination and ends on the later of the either (i) second anniversary of such termination date, or (ii) the end of the current term of the Agreement (the “Severance Period”), together with the amount of all accrued but previously unpaid base salary through the date of such termination, any expenses incurred, any benefits then due through the Severance Period, and Mr. Bryant’s pro rata bonus as of the date of termination.  Moreover, upon termination without cause, all Company stock, stock options, stock appreciation rights, or phantom stock granted to Mr. Bryant previously shall automatically vest.

Additionally, if, during the first 12 months immediately following a Change in Control, as defined in the Agreement, should Mr. Bryant’s employment be terminated without cause, Mr. Bryant, shall be entitled to severance in an amount equal to two (2) times the sum of Mr. Bryant’s then base salary and his bonus amount.

The Agreement also contains standard confidentiality, indemnification, non-compete, and non-solicitation clauses.

On September 20, 2013, we entered into an amendment to the employment agreement (the “Amendment”) with Mr. Bryant. The Amendment provides that the Base Salary for calendar year 2013 will be $112,500 per annum which shall revert to the Base Salary provided in the Agreement with Mr. Bryant upon the occurrence of the earliest of (Trigger Event”):  (i) the Company’s month end cash balance being equal to at least $2,000,000, (ii) closing of a financing transaction with aggregate proceeds of at least $2,000,000, or (iii) a Change of Control.  In addition, the Amendment provide for the payment of a performance bonus which shall equal to 112,500 multiplied by a fraction, the numerator of which is the number of days you are employed during calendar year 2013 prior to the occurrence of any Trigger Event and the denominator of which is 365, plus $198,269.46.

On January 1, 2013, we entered into an employment agreement with Chris Travers to serve as our President and Chief Revenue Officer. This Agreement was for initial three-year term which shall automatically renew for successive one-year terms unless otherwise terminated by either party pursuant to the Agreement. Under the agreement, Mr. Travers will receive a base annual salary of $200,000, with $25,000 increase per year.  Additionally, Mr. Travers is entitled to an annual bonus if the Company meets or exceeds criteria adopted by the board of directors. Mr. Travers is also eligible for grants of awards under any plan for equity compensation that the Company may adopt.  Mr. Travers will receive all benefits granted to the Company’s senior executive, to be determined by the Board.

Unless Mr. Travers’s employment is terminated for cause, then upon termination of Mr. Travers’s employment prior to expiration of his employment period, Mr. Travers shall be entitled to receive a severance amount equal to Mr. Travers’s then current annual base salary plus his then current bonus amount for a severance period that begins on the date of termination and ends on the later of the either (i) second anniversary of such termination date, or (ii) the end of the current term of the Agreement (the “Severance Period”), together with the amount of all accrued but previously unpaid base salary through the date of such termination, any expenses incurred, any benefits then due through the Severance Period, and Mr. Travers’s pro rata bonus as of the date of termination.  Moreover, upon termination without cause, all Company stock, stock options, stock appreciation rights, or phantom stock granted to Mr. Travers previously shall automatically vest.

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Additionally, if, during the first 12 months immediately following a Change in Control, as defined in the Agreement, should Mr. Travers’s employment be terminated without cause, Mr. Travers, shall be entitled to severance in an amount equal to two (2) times the sum of Mr. Travers’s then base salary and his bonus amount.

The Agreement also contains standard confidentiality, indemnification, non-compete, and non-solicitation clauses.

On September 20, 2013, we entered into an amendment to the employment agreement (the “Amendment”) with Mr. Travers. The Amendment provides that the Base Salary for calendar year 2013 will be $100,000 per annum which shall revert to the Base Salary provided in the Agreement with Mr. Travers upon the occurrence of the earliest of (Trigger Event”):  (i) the Company’s month end cash balance being equal to at least $2,000,000, (ii) closing of a financing transaction with aggregate proceeds of at least $2,000,000, or (iii) a Change of Control.  In addition, the Amendment provide for the payment of a performance bonus which shall equal to 100,000 multiplied by a fraction, the numerator of which is the number of days you are employed during calendar year 2013 prior to the occurrence of any Trigger Event and the denominator of which is 365, plus $202,115.64.

On January 1, 2013, we entered into an employment agreement with John Patton to serve as our Senior VP Corporate Development and Operations. This Agreement was for initial three-year term which shall automatically renew for successive one-year terms unless otherwise terminated by either party pursuant to the Agreement. Under the agreement, Mr. Patton will receive a base annual salary of $200,000 per year, increasing by $10,000.  Additionally, Mr. Patton is entitled to an annual bonus if the Company meets or exceeds criteria adopted by the board of directors. Mr. Patton is also eligible for grants of awards under any plan for equity compensation that the Company may adopt.  Mr. Patton will receive all benefits granted to the Company’s senior executive including full health, dental and disability insurance.

Unless Mr. Patton’s employment is terminated for cause, then upon termination of Mr. Patton’s employment prior to expiration of his employment period, Mr. Patton shall be entitled to receive a severance amount equal to Mr. Patton’s then current annual base salary plus his then current bonus amount for a severance period that begins on the date of termination and ends on the later of the either (i) second anniversary of such termination date, or (ii) the end of the current term of the Agreement (the “Severance Period”), together with the amount of all accrued but previously unpaid base salary through the date of such termination, any expenses incurred, any benefits then due through the Severance Period, and Mr. Patton’s pro rata bonus as of the date of termination.  Moreover, upon termination without cause, all Company stock, stock options, stock appreciation rights, or phantom stock granted to Mr. Patton previously shall automatically vest.

Additionally, if, during the first 12 months immediately following a Change in Control, as defined in the Agreement, should Mr. Patton’s employment be terminated without cause, Mr. Patton, shall be entitled to severance in an amount equal to two (2) times the sum of Mr. Patton’s then base salary and his bonus amount.

The Agreement also contains standard confidentiality, indemnification, non-compete, and non-solicitation clauses.

On September 20, 2013, we entered into an amendment to the employment agreement (the “Amendment”) with Mr. Patton. The Amendment provides that the Base Salary for calendar year 2013 will be $100,000 per annum which shall revert to the Base Salary provided in the Agreement with Mr. Patton upon the occurrence of the earliest of (Trigger Event”):  (i) the Company’s month end cash balance being equal to at least $2,000,000, (ii) closing of a financing transaction with aggregate proceeds of at least $2,000,000, or (iii) a Change of Control.  In addition, the Amendment provide for the payment of a performance bonus which shall equal to 100,000 multiplied by a fraction, the numerator of which is the number of days you are employed during calendar year 2013 prior to the occurrence of any Trigger Event and the denominator of which is 365, plus $58,076.

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COMPENSATION OF DIRECTORS

The following table sets forth with respect to the named directors, compensation information inclusive of equity awards and payments made for the fiscal year ended September 30, 2013 in the director's capacity as director.

Name (1)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Doyal Bryant	-	-	-	-	-	-	-
Chris Travers	-	-	-	-	-	-	-
David Jaques	-	-	-	-	-	-	-
Jeff Guzy	-	-	-	-	-	-	-

(1)	Includes all options granted by us as compensation for employment services or office.

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PROPOSAL

To approve an amendment to the Company’s 2010 Omnibus Equity Incentive Plan (the “2010 Plan”) to (i) add 4,750,000 shares of stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and (ii) insert an evergreen provision whereby, annually, the amount of shares available pursuant to the 2010 Plan will reset

On October 22, 2013 the Board approved and made the following amendments to the Company’s 2010 Omnibus Equity Incentive Plan (the “2010 Plan”):

(i)	add 4,750,000 shares of stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and

(ii)	insert an evergreen provision whereby every October 1, the amount of shares available pursuant to the 2010 Plan would reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of the Company, and (B) the number of shares available for grant pursuant to the 2010 Plan on the immediately preceding September 30.

The Board approved the Plan on December 23, 2010, pursuant to which 6 million shares of the Company's common stock were reserved for issuance pursuant to the grant of stock awards to employees, non-employee directors or consultants of the Company. Options are granted at an exercise price determined by the Compensation Committee of the Board of Directors, which, unless a substitute award, may not be less than the fair market value of the stock on the date of grant. Vesting terms and expiration are also approved by the Compensation Committee. Under the 2010 Plan, as amended on October 22, 2013, approximately 5.64 million shares were available for future option grants at September 30, 2013.

The 2010 Plan stipulates prior to the time that shares of Common Stock are publicly traded on a national securities exchange registered with the Securities and Exchange Commission under 6(a) of the Exchange Act, after a termination of the Grantee’s employment with the Company or any Subsidiary for any reason, the Company has the right (but not the obligation) to repurchase the Grantee’s shares of Common Stock acquired by the Grantee pursuant to exercise of the Stock Option granted under the 2010 Plan at a purchase price equal to the Fair Market Value of the shares of Common Stock as of the date of repurchase. Such right of repurchase shall be exercisable at any time and from time to time at the discretion of the Company. The Company has evaluated these options for liability treatment but has concluded that it’s not applicable.

During the year ended September 30, 2011, the Company's board of directors authorized the grant of 3,235,000 stock options, having a total fair value of approximately $515,000, with vesting periods ranging from immediate vesting to four (4) years.  These options expire between September 30, 2012 and September 1, 2017.

During the year ended September 30, 2013, the Company's board of directors authorized the grant of 275,000 stock options, having a total fair value of approximately $40,767, with a vesting period ranging from immediate to 2 years.  These options expire between October 16, 2014 and June 1, 2016.

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The following is a summary of the Company’s stock option activity:

	Options	Weighted Average Exercise Price	Weighted Average Remaining Contractual Life (in years)	Aggregate Intrinsic Value

Balance – September 30, 2011	3,223,000	$0.10	3.24	$643,200
Granted	3,279,000	0.11	4.41	$199,530
Exercised	(650,000)	-
Cancelled/Modified	(650,000)	0.10
Balance – September 30, 2012 – outstanding	5,202,000	0.11	3.73	$336,200
Balance – September 30, 2012 – exercisable	5,019,356	$0.11	3.72	$322,894

Outstanding options held by related parties – September 30, 2012	1,994,000
Exercisable options held by related parties – September 30, 2012	1,990,000

Balance – September 30, 2012	5,202,000	$0.11	3.73	$336,200
Granted	275,000	0.10	2.52	$27,500
Exercised	-	-
Cancelled/Modified	(366,000)	0.10
Balance – September 30, 2013 – outstanding	5,111,000	0.11	2.90	$478,160
Balance – September 30, 2013 – exercisable	4,878,708	$0.11	2.91	$454,931

Outstanding options held by related parties – September 30, 2013	1,994,000
Exercisable options held by related parties – September 30, 2013	1,994,000

The Company did not issue stock options to any related parties during the year ended September 30, 2013.

The following is a summary of the Company’s stock options issued to related parties for services during the fiscal year ended September 30, 2012:

	Options	Value

Issued to board members	336,000	$44,336
Issued to advisory board members	60,000	5,793
Total	396,000	$50,129

On the dates of grant during the fiscal year ended September 30, 2012, the Company valued these issuances at fair value, utilizing a Black-Scholes option valuation model.  The Company utilized the following management assumptions:

Exercise price	$0.10-$0.12
Expected dividends	0%
Expected volatility	151%-166%
Risk fee interest rate	0.22% -0.90%
Expected life of stock options	1.0 years – 4.0 years
Expected forfeitures	0%

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Description of the 2010 Plan

The following is a summary of the material features of the 2010 Plan and the full text of the proposed amendment to the 2010 Plan along with a copy of the 2010 Plan, as amended by the Plan Amendment, is set forth as Exhibit A to this consent solicitation statement. This summary does not purport to be complete and is qualified in its entirety by reference to the 2010 Plan.

Awards. The 2010 Plan provides for the grant of the following awards:

•	Incentive Stock Options (“ISO”), which may be granted solely to our employees, including our executive officers; and

•	Non-Incentive Stock Options (“NSO”), stock appreciation rights, restricted stock awards, unrestricted stock awards, restricted stock unit awards, and performance awards, which may be granted to our directors or employees, including our executive officers.

Purpose. The purpose of the 2010 Plan is to encourage and enable our directors, and employees, including our executive officers, to acquire or increase their holdings of common stock and other interests in the Company in order to promote a closer identification of their interests with those of the Company and its stockholders, thereby further stimulating their efforts to enhance the Company’s efficiency, soundness, profitability, growth and shareholder value.

Administration. The 2010 Plan will be administered by the Board or the Compensation Committee of the Board, provided that the Board may not act in lieu of the Compensation Committee on certain matters. In this Proposal, the Board and the Compensation Committee are collectively referred to as the “Administrator.” Subject to the terms and conditions of the 2010 Plan, the Administrator is authorized to select participants, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of a performance award, specify dates at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the 2010 Plan, and make all other determinations that may be necessary or advisable for the administration of the 2010 Plan. Acceptable forms of consideration for the purchase of our common stock issued under the 2010 Plan will be determined by the Administrator and may include cash, common stock previously owned by the participant, payment through a broker-assisted exercise or any combination of the foregoing.

Share Reserve. Shares of our common stock subject to options and other stock awards that have expired or otherwise terminate under the 2010 Plan without having been exercised in full will again become available for grant under the 2010 Plan. Shares of our common stock issued under the 2010 Plan may include previously unissued shares or reacquired shares bought on the market or otherwise. If any shares of our common stock subject to a stock award are not delivered to a participant because such shares are withheld for the payment of taxes or the stock award is exercised through a net exercise, then the number of shares that are not delivered to participants shall again become available for grant under the 2010 Plan. In addition, if the exercise of any stock award is satisfied by tendering shares of our common stock held by the participant, then the number of shares tendered shall become available for grant under the 2010 Plan.

Limitation on Awards. The maximum number of shares that may be subject to awards granted under the 2010 Plan to any individual in any fiscal year may not exceed 1,000,000 shares of our common stock.

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Stock Options. Stock options will be granted pursuant to stock option agreements. The exercise price for stock options cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under the 2010 Plan will vest at the rate specified in the option agreement. Unless the terms of a participant’s stock option agreement provide for earlier or later termination, if a participant’s service relationship with us, or any of our affiliates, ceases for any reason other than for cause, the participant may exercise any vested options for up to 90 days after the date the service relationship ends, unless the terms of the stock option agreement provide for a longer or shorter period to exercise the option. If a participant’s relationship with us, or any of our affiliates, ceases due to termination for cause, the option will terminate at the time the participant’s relationship with us, or any of our affiliates, terminates. In no event may an option be exercised after its expiration date.

Incentive stock options may be granted only to our employees, including executive officers. The aggregate fair market value, determined at the time of grant, of shares of our common stock with respect to ISOs that are exercisable for the first time by a participant during any calendar year under all of our equity plans may not exceed $100,000. The options or portions of options that exceed this limit are automatically treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock representing more than 10% of the total combined voting power of the Company or any of its affiliates unless the following conditions are satisfied:

•	the option exercise price is at least 110% of the fair market value of our common stock on the date of grant; and

•	the term of the ISO does not exceed five years from the date of grant.

Restricted and Unrestricted Stock Awards. Restricted stock awards will be granted pursuant to restricted stock award agreements. A restricted stock award may be issued for nominal or no cost and may be granted in consideration for the recipient’s past or future services performed for the Company or any of its affiliates. Participants receiving a restricted stock award generally will have all of the rights of a stockholder with respect to such stock, including rights to vote the shares and receive dividends. Shares of our common stock acquired under a restricted stock award will be subject to forfeiture to us in accordance with vesting conditions based upon a schedule or performance criteria established by the Administrator.

Unrestricted stock awards are similar to restricted stock awards, provided that shares of our common stock acquired under an unrestricted stock award will be fully vested on the date of grant.

Restricted Stock Unit Awards. Restricted stock unit awards will be granted pursuant to restricted stock unit award agreements. They are typically awarded to participants without payment of consideration, but are subject to vesting conditions based upon a schedule or performance criteria established by the Administrator. Unlike restricted stock, the stock underlying restricted stock units will not be issued until the stock units have vested. Prior to settlement, restricted stock unit awards carry no voting or dividend rights or other rights associated with stock ownership, but unless otherwise provided in a participant’s restricted stock unit award agreement, dividend equivalents will accrue from the date the award is granted until the date the shares underlying a restricted stock unit are issued. Except as otherwise provided in the applicable restricted stock unit award agreement, restricted stock units that have not vested will be forfeited upon the participant’s termination of continuous service with us or an affiliate of ours for any reason.

Performance Awards. Performance awards may be granted, vest or be exercised based upon the attainment of certain performance goals during a certain period of time. Performance awards may be paid in the form of cash or shares of our common stock or a combination of cash and shares. The value of performance awards may be linked to the satisfaction of performance criteria established by the Administrator. The Administrator will also determine whether performance awards are intended to be performance-based compensation within the meaning of Section 162(m) of the Code. Following is a brief discussion of the requirements for awards to be treated as performance-based compensation within the meaning of Section 162(m) of the Code.

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Performance-Based Compensation under Section 162(m) of the Code. The Compensation Committee may grant awards to employees who are or may be “covered employees,” as defined in Section 162(m) of the Code, that are intended to be performance-based compensation within the meaning of Section 162(m) of the Code in order to preserve the deductibility of these awards for federal income tax purposes. Under the 2010 Plan, these performance-based awards may be paid in cash, shares, equity awards or a combination of cash, shares and equity awards. Participants are entitled to receive payment for a Code Section 162(m) performance-based award for any given performance period only to the extent that pre-established performance goals set by our Compensation Committee for the period are satisfied. These pre-established performance goals must be based on one or more of the following performance criteria: net earnings (either before or after interest, taxes, depreciation and amortization); gross or net sales or revenue; net income (either before or after taxes); adjusted net income; operating earnings or profit; cash flow (including, but not limited to, operating cash flow and free cash flow); return on assets; return on capital or return on invested capital; return on stockholders’ equity; total stockholder return; return on sales; gross or net profit or operating margin; operating or other costs and expenses; improvements in expense levels; working capital; earnings per share or adjusted earnings per share; price per share of our common stock; regulatory body approval for commercialization of a product; implementation or completion of critical projects; market share; economic value; comparisons with various stock market indices; stockholder’s equity; market recognition (including but not limited to awards and analyst ratings); financial ratios; net promoter score; customer satisfaction; and strategic team goals.

Any of the performance criteria may be measured with respect to the Company, or any subsidiary, division, business unit or individual, either in absolute terms, terms of growth or as compared to any incremental increase or decrease or as compared to results of a peer group(s) or to market performance indicators or indices. The Compensation Committee will define in an objective fashion the manner of calculating the performance criteria it selects to use for such awards. With regard to a particular performance period, the Compensation Committee will have the discretion to select the length of the performance period, the type of performance-based awards to be granted, and the performance goals that will be used to measure the performance for the period.

Except as provided by the Compensation Committee at the time of grant, the achievement of each performance goal will be determined in accordance with applicable accounting standards. The Compensation Committee may provide that objectively determinable adjustments will be made for purposes of determining the achievement of one or more of the performance goals established for an award. Any such adjustments will be based on items related to one or more of the following: a change in accounting principles; items relating to financing activities; financing activities; expenses for restructuring or productivity initiatives; other non-operating items; acquisitions; items attributable to the business operations of any entity acquired by us during the performance period; the disposal of a business or segment of a business; discontinued operations that do not qualify as a segment of a business under applicable accounting standards; any stock dividend, stock split, combination or exchange of shares occurring during the performance period; significant income or expense which are determined to be appropriate adjustments; unusual or extraordinary corporate transactions, events or developments; amortization of acquired intangible assets; items that are outside the scope of our core, on-going business activities; acquired in-process research and development; changes in tax laws; major licensing or partnership arrangements; asset impairment charges; gains or losses for litigation, arbitration and contractual settlements; or any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions.

Transferability of Awards. Generally, a participant may not transfer an award granted under the 2010 Plan other than by will or the laws of descent and distribution. In addition, if provided in an award agreement, NSOs, stock appreciation rights settled in shares, restricted stock awards and performance awards granted under the 2010 Plan may be transferred by instrument to the participant’s immediate family or an inter vivos or testamentary trust or by gift to charitable institutions.

Change in Control. In the event of a change in control of the Company, the Administrator may take one or more of the following actions without the consent of any 2010 Plan participant or stockholder of the Company:

•	arrange for the 2010 Plan and all outstanding stock awards under the 2010 Plan to be assumed, continued or substituted for by the entity surviving the change in control, or its parent or subsidiary;

•	accelerate in part or in full the vesting provisions of stock awards held by participants;

•	arrange or otherwise provide for the payment of cash or other consideration to participants in exchange for the satisfaction or cancellation of such stock awards; or

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•	generally make such other modifications, adjustments or amendments to outstanding awards or the 2010 Plan as the Administrator deems necessary or appropriate.

2010 Plan Amendments; No Repricing without Stockholder Approval. The Board will have the authority to amend or terminate the 2010 Plan. However, no amendment or termination of the 2010 Plan can adversely affect any rights under outstanding awards unless agreed to in writing by the affected participant. We will obtain stockholder approval of any amendments to the 2010 Plan as required by applicable law. Neither the Company nor the Administrator shall, without stockholder approval, allow for a repricing of options.

Federal Income Tax Consequences Associated with the 2010 Plan

The following is a general summary under current law of the material federal income tax consequences to participants in the 2010 Plan. This summary deals with the general tax principles that apply and is provided only for general information. Some kinds of taxes, such as state, local and foreign income taxes and federal employment taxes, are not discussed. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of a holder’s personal investment circumstances. This summarized tax information is not tax advice.

Non-Qualified Stock Options. For federal income tax purposes, if an optionee is granted an NSO under the 2010 Plan, the optionee will not have taxable income on the grant of the option, nor will we be entitled to any deduction. Generally, upon exercise of NSOs the optionee will recognize ordinary income, and we will be entitled to a deduction, in an amount equal to the excess of the fair market value of a common share over the option exercise price on the date each such option is exercised. The optionee’s basis for the stock for purposes of determining gain or loss on subsequent disposition of such shares generally will be the fair market value of the common stock on the date the optionee exercises such option. Any subsequent gain or loss will be generally taxable as capital gains or losses.

Incentive Stock Options. There is no taxable income to an optionee when an optionee is granted an ISO or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for the optionee for purposes of the alternative minimum tax. Gain realized by the optionee on the sale of an ISO is taxable at capital gains rates, and no tax deduction is available to us, unless the optionee disposes of the shares within (a) two years after the date of grant of the option or (b) within one year of the date the shares were transferred to the optionee. If the common shares are sold or otherwise disposed of before the end of the two-year and one-year periods specified above, the excess of the fair market value of a common share over the option exercise price on the date of the option’s exercise will be taxed at ordinary income rates (or, if less, the gain on the sale), and we will be entitled to a deduction to the extent the optionee must recognize ordinary income. If such a sale or disposition takes place in the year in which the optionee exercises the option, the income the optionee recognizes upon sale or disposition of the shares will not be considered an item of adjustment for alternative minimum tax purposes.

An ISO exercised more than three months after an optionee terminates employment, for reasons other than death or disability, will be taxed as an NSO, and the optionee will recognize ordinary income on the exercise. We will be entitled to a tax deduction equal to the ordinary income, if any, realized by the optionee.

Restricted Stock. An individual to whom restricted stock is issued generally will not recognize taxable income upon such issuance, and we generally will not then be entitled to a deduction, unless an election is made by the participant under Section 83(b) of the Code. However, when restrictions on shares of restricted stock lapse, such that the shares are no longer subject to a substantial risk of forfeiture, the individual generally will recognize ordinary income, and we generally will be entitled to a deduction for an amount equal to the excess of the fair market value of the shares at the date such restrictions lapse over the purchase price. If a timely election is made under Section 83(b) with respect to restricted stock, the participant generally will recognize ordinary income on the date of the issuance equal to the excess, if any, of the fair market value of the shares at that date over the purchase price of such shares, and we will be entitled to a deduction for the same amount.

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Stock Appreciation Rights. A participant will not be taxed upon the grant of a stock appreciation right. Upon the exercise of the stock appreciation right, the participant will recognize ordinary income equal to the amount of cash or the fair market value of the stock received upon exercise. At the time of exercise, we will be eligible for a tax deduction as a compensation expense equal to the amount that the participant recognizes as ordinary income.

Other Stock Awards and Performance Bonus Awards. The participant will have ordinary income upon receipt of stock or cash payable under performance awards, dividend equivalents, restricted stock units and stock payments. We will be eligible for a tax deduction as a compensation expense equal to the amount of ordinary income recognized by the participant.

Section 162(m) of the Code. In general, under Section 162(m), income tax deductions of publicly-held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits paid) for specified executive officers exceeds $1 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any one year. However, under Section 162(m), the deduction limit does not apply to certain “qualified performance-based compensation” established by an independent Compensation Committee which conforms to certain conditions stated under the Code and related regulations. Options and stock appreciation rights granted by the Compensation Committee under the 2010 Plan are intended to qualify as “qualified performance-based compensation” under Section 162(m) of the Code. The 2010 Plan has been structured with the intent that certain other awards granted under the 2010 Plan may, in the discretion of the Compensation Committee, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m) of the Code. However, awards granted under the 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code only if the awards and the procedures associated with them comply with all requirements of Section 162(m) of the Code. There can be no assurance that compensation attributable to awards granted under the 2010 Plan will be treated as qualified performance-based compensation under Section 162(m) of the Code and thus be deductible to us.

Internal Revenue Code Section 409A Requirements. Certain awards under the 2010 Plan may be considered “nonqualified deferred compensation” for purposes of Section 409A of the Code (“Section 409A”), which imposes certain requirements on compensation that is deemed under Section 409A to involve nonqualified deferred compensation. Among other things, the requirements relate to the timing of elections to defer, the timing of distributions and prohibitions on the acceleration of distributions. Failure to comply with these requirements (or an exception from such requirements) may result in the immediate taxation of all amounts deferred under the nonqualified deferred compensation plan for the taxable year and all preceding taxable years, by or for any participant with respect to whom the failure relates, the imposition of an additional 20% income tax on the participant for the amounts required to be included in gross income and the possible imposition of penalty interest on the unpaid tax. Generally, Section 409A does not apply to incentive awards that are paid at the time the award vests. Likewise, Section 409A typically does not apply to restricted stock. Section 409A may, however, apply to incentive awards the payment of which is delayed beyond the calendar year in which the award vests. Treasury regulations generally provide that the type of awards provided under the 2010 Plan will not be considered nonqualified deferred compensation. However, to the extent that Section 409A applies to an award issued under the 2010 Plan, the 2010 Plan and all such awards will, to the extent practicable, be construed in accordance with Section 409A. Under the 2010 Plan, the Administrator has the discretion to grant or to unilaterally modify any award issued under the 2010 Plan in a manner that conforms with the requirements of Section 409A with respect to deferred compensation or voids any participant election to the extent it would violate Section 409A. The Administrator also has sole discretion to interpret the requirements of the Code, including Section 409A, for purposes of the 2010 Plan and all awards issued under the 2010 Plan.

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Text of 2010 Plan Amendment

Section 3.1 of the 2010 Plan has been revised, and Section 3.2 of the 2010 Plan has been added, to read as follows:

3.1 Number. Subject to adjustment as provided in Section 3.4, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 10,750,000. Shares of Common Stock to be issued under the Plan may be made available from authorized but unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury, or shares of Common Stock purchased by the Company on the open market or otherwise.

3.2 Automatic Share Reserve Reset. Every October 1, the number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan shall be reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of Common Stock, and (B) the number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan on the immediately preceding September 30.

Required Vote

The approval of an amendment to the Company’s 2010 Omnibus Equity Incentive 2010 Plan to (i) add 4,750,000 shares of stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and (ii) insert an evergreen provision whereby, annually, the amount of shares available pursuant to the 2010 Plan will reset requires the receipt of the affirmative consent of a majority of the shares of the Company's common stock.

RECOMMENDATION OF THE BOARD FOR THIS PROPOSAL:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE an amendment to the Company’s 2010 Omnibus Equity Incentive Plan (the “2010 Plan”) to (i) add 4,750,000 shares of stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and (ii) insert an evergreen provision whereby, annually, the amount of shares available pursuant to the 2010 Plan will reset.

ADDITIONAL INFORMATION

Annual and Quarterly Reports

We are required to comply with the reporting requirements of the Securities Exchange Act. For further information about us, you may refer to our Annual Reports and our Quarterly Reports, copies of which may be obtained without charge by writing to the Corporate Secretary, UBL Interactive, Inc., at 6701 Carmel Road, Suite 202, Charlotte NC, 28226.  UBL's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q can also be found on UBL's website: http://www.ublinteractive.com.

You can review our filings at the public reference facility maintained by the SEC at 100 F Street, N.E., Washington, DC 20549. These filings are also available electronically on the World Wide Web at http://www.sec.gov.

Stockholders Proposals for the 2015 Annual Meeting.

The deadline for submitting stockholder proposals for inclusion in our proxy statement and form of proxy for our next annual meeting is a reasonable time before we begin to print and send our proxy materials. Such proposals must comply with our By-Laws and the requirements of Regulation 14A of the Exchange Act. To be properly submitted, the proposal must be received at our interim principal executive offices, UBL Interactive, Inc., 6701 Carmel Road, Suite 202, Charlotte NC, 28226, no later than the deadline. In order to avoid controversy, stockholders should submit any proposals by means, including electronic means, which permit them to prove the date of delivery.

In addition, Rule 14a-4 of the Exchange Act governs the use of our discretionary proxy voting authority with respect to a stockholder proposal that is not addressed in a proxy statement. With respect to our next annual meeting of stockholders, if we do receive notice of a stockholder proposal a reasonable time before we send our proxy materials for such annual meeting, then we will be allowed to use our discretionary voting authority when the proposal is raised at the meeting, without any discussion of the matter in the proxy statement.

We will, in a timely manner, inform the stockholders of the planned date of our next annual meeting and the effect of such date on the deadlines given above by including a notice under Item 5 in our earliest possible quarterly report on Form 10-Q, or if that is impracticable, then by any means reasonably calculated to inform the stockholders.

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Householding of Proxy Materials

Some banks, brokers and other nominee record holders may employ the practice of “householding” proxy statements and annual reports. This means that only one copy of this Consent Solicitation Statement may have been sent to multiple stockholders residing at the same household. If you would like to obtain an additional copy of this Consent Solicitation Statement, please contact us at UBL Interactive, Inc., 6701 Carmel Road, Suite 202, Charlotte NC, 28226, Attn: Chief Executive Officer. If you want to receive separate copies of our proxy or consent solicitation statements, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder.

Consent Solicitation Costs

The consents being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of consents, including preparation, assembly, printing and mailing of the Consent Solicitation Statement, the consent form and other materials.  Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit consents by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Doyal Bryant
Doyal Bryant
Chair of the Board of Directors

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ANNEX A

WRITTEN CONSENT OF STOCKHOLDERS OF

UBL INTERACTIVE, INC.

THIS CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, being a stockholder of record of UBL Interactive, Inc. (the “Company”) as of September 2, 2014 hereby takes the following action, pursuant to Section 228 of the General Corporation Law of the State of Delaware (the “DGCL”), with respect to all shares of common stock, par value $0.001 per share, of the Company (“Common Stock”) held by the undersigned, in connection with the solicitation by the Board of Directors of the Company of written consents, pursuant to Section 228 of the DGCL, to the proposal set forth below, as the same are described in the Company’s Consent Solicitation Statement on Schedule 14A, dated September 29, 2014, without a meeting.

(Place an “X” in the appropriate box)

The Board of Directors recommends that Stockholders CONSENT to the following proposal:

Proposal 1.	An amendment to our 2010 Omnibus Equity Incentive Plan (the “2010 Plan”) to:
(i) add 4,750,000 shares of the Company’s common stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and
(ii) insert an evergreen provision whereby every October 1, the amount of shares of the Company’s common stock available pursuant to the 2010 Plan would reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of common stock of the Company, and (B) the number of shares of common stock available for grant pursuant to the 2010 Plan on the immediately preceding September 30.

Proposal 1

RESOLVED, to: (i) add 4,750,000 shares of the Company’s common stock to the amount of stock eligible for grant pursuant to the 2010 Plan, and (ii) insert an evergreen provision whereby every October 1, the amount of shares of the Company’s common stock available pursuant to the 2010 Plan would reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of common stock of the Company, and (B) the number of shares of common stock available for grant pursuant to the 2010 Plan on the immediately preceding September 30.

☐ CONSENT (FOR)	☐ CONSENT WITHHELD (AGAINST)	☐ ABSTAIN

INSTRUCTIONS: TO CONSENT, WITHHOLD CONSENT OR ABSTAIN FROM CONSENTING TO THE APPROVAL OF EACH PROPOSAL, CHECK THE APPROPRIATE BOX ABOVE. IF NO BOX IS MARKED ABOVE WITH RESPECT TO EACH PROPOSAL, THE UNDERSIGNED WILL BE DEEMED TO HAVE CONSENTED TO THE PROPOSAL.

MAIL: PLEASE DATE, SIGN AND MAIL THIS CONSENT PROMPTLY, USING THE ENCLOSED ENVELOPE.

Dated: ______________, 2014

[print name of record stockholder as set forth on stock certificate]	[signature of record stockholder or person authorized to sign on behalf of record stockholder]

[title or authority of authorized person, if applicable]	[signature, if held jointly]

If an individual, please sign exactly as the name appears on the certificate representing your shares of Common Stock. If a corporation, partnership, trust, limited liability company or other entity, please identify the entity as the name appears on the certificate representing your shares of Common Stock, cause an authorized person to sign on behalf of the entity, and clearly identify the title of such authorized person. This Written Consent of Stockholders shall vote all shares to which the signatory is entitled. This Written Consent of Stockholders, together with all written consents in substantially the same form, shall be treated as a single consent of stockholders.

Exhibit A

UBL INTERACTIVE, INC.

2010 OMNIBUS EQUITY INCENTIVE PLAN

The purposes of the UBL Interactive, Inc. Omnibus Equity Incentive Plan (the “Plan”) are to foster and promote the long-term financial success of UBL Interactive, Inc. (formerly Name Dynamics, Inc., the “Company”) and its affiliates and materially increase shareholder value by (i) motivating superior performance by Participants, (ii) providing Participants with an ownership interest in the Company, and (iii) enabling the Company and its Subsidiaries to attract and retain the services of outstanding Employees upon whose judgment, interest and special effort the successful conduct of its operations is largely dependent.

ARTICLE I: DEFINITIONS

In addition to the terms defined in the preamble above and elsewhere in the Plan, the following capitalized terms used in this Plan have the meanings set forth below. Except when otherwise indicated by the context, reference to the masculine gender shall include, when used, the feminine gender and any term used in the singular shall also include the plural.

“Award Agreement” means any written agreement, contract, certificate or other instrument or document evidencing any Award granted under the Plan, which may, but need not, be executed or acknowledged by a Participant.

“Award” means any Option, SAR, award of Restricted Stock or Restricted Stock Units, Stock Award, Other Stock-Based Award, or Performance Award granted under the Plan.

“Board” or “Board of Directors” means the Board of Directors of the Company, as it may be constituted from time to time.

“Cause” means, except as otherwise defined in an Award Agreement, with respect to any Participant (as determined by the Committee in its sole discretion) (i) the continued and willful failure of the Participant substantially to perform the duties of his or her employment or service for the Company or any Subsidiary (other than any such failure due to the Participant’s disability); (ii) the participant’s engaging in willful or serious misconduct that has caused or could reasonably be expected to result in material injury to the Company or any of its affiliates, including, but not limited to by way of damage to the Company’s or an affiliate’s reputation or public standing; (iii) the Participant’s conviction of, or entering a plea of guilty or nolo contendere to, a crime constituting a felony or (iv) the Participant’s material violation or breach of the Company’s or any affiliate’s code of conduct or ethics or other Company policy or rule or the material breach by the Participant of any of his or her obligation sunder any written covenant or agreement with the Company or any of its affiliates; or (v) any failure by the Participant to cooperate, if requested by the Company or any Subsidiary, with any investigation or inquiry into the Participant’s or the Company’s or any Subsidiary’s business practices, whether internal or external, including, but not limited to, the Participant’s refusal to be deposed or to provide testimony at any trial or inquiry; provided that, with respect to any Participant who is a party to an employment agreement or service contract with the Company or any affiliates, “Cause” shall have the meaning specified in such agreement.

“Code” means the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute.

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“Committee” means the Compensation Committee of the Board of Directors, or any successor committee thereto, or such other committee of the Board of Directors as is appointed or designated by the Board to administer the Plan; provided, however, that the number of members of the committee and their qualifications shall at all times that the Company or its officers and directors, by reason of their status as officers or directors of the Company, are subject to such laws, satisfy the requirements for exemptions under Rule 16b-3 and tax deductibility under Section 162(m). The full Board may perform any function of the Committee hereunder, except with respect to matters which under Rule 16b-3, Section 162(m) or other applicable law (including stock exchange rules) are required to be determined in the sole discretion of the Committee.

“Common Stock” means the common stock, par value $0.01 per share (as such par value may be adjusted from time to time), of the Company.

“Covered Person” means an Eligible Individual who is determined by the Committee to be a “covered employee” as defined in Section 162(m) for the purpose of receiving performance-based compensation complying with Section 162(m).

“Eligible Individual” means any Employee, Non-Employee Director or natural person who is a consultant to the Company or a Subsidiary.

“Employee” means any officer or other employee of the Company or any Subsidiary.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” of a share of Common Stock as of any date and unless otherwise determined by the Committee, shall be determined as follows:

(i) If the Common Stock is listed on any established stock exchange, system or market, the Fair Market Value of a share of Common Stock shall be (1) the closing price for a share of Common Stock as quoted on such exchange, system or market, as reported in the Wall Street Journal or other such source as the Committee deems reliable, on the date on which such value is being determined or the last trading day immediately before such day; (2) the sale price for the last sale before or the first sale after the time on which such value is being determined; or (3) such other reasonable method using actual transactions in such market as reported by such market as may be determined by the Committee.

(ii) In the absence of an established market for shares of Common Stock, the Fair Market Value of a share of Common Stock shall be determined in good faith by the Committee by a reasonable valuation method, taking into account factors consistent with Treas. Reg. § 1.409A-1(b)(5)(iv)(B) as the Committee deems appropriate.

In all cases Fair Market Value shall be determined in accordance with Treas. Reg. §1.409A- 1(b)(5)(iv).

“Incentive Stock Option” or “ISO” means an option granted under Article V designated by the Committee as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto and qualifying thereunder.

“Non-Employee Director” means a member of the Board who is not an Employee.

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“Non-Qualified Stock Option” means an option granted under Article V that is not designated as an incentive stock option by the Committee, or an option that is designated as an incentive stock option to the extent such option does not comply with the provisions of Section 422 of the Code.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option. “Other Stock-Based Award” means any right granted under Section 8.2. “Participant” means any Eligible Individual who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Individual.

“Person” means any individual, corporation, joint venture, association, partnership, limited liability company, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

“Reporting Person” means any Eligible Individual subject to Section 16 of the Exchange Act with respect to the Company.

“Restricted Stock” means a grant of shares of Common Stock pursuant to Article VI which is subject to certain restrictions and to a risk of forfeiture.

“Restricted Stock Unit” means a contractual right underlying an Award granted under Article VI that is denominated in shares of Common Stock, which unit represents a right to receive a share of Common Stock (or the value of a share of Common Stock) upon the terms and conditions set forth in the Plan and the applicable Award Agreement.

“Rule 16b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“SAR” or “Stock Appreciation Right” means the right to receive a payment in cash or shares of Common Stock equal to the amount of appreciation, if any, in the Fair Market Value of a share of Common Stock from the date of grant of the right to the date of its payment, and which may be awarded to Eligible Individuals under Article V.

“Section 162(m)” means Section 162(m) of the Code and regulations promulgated thereunder.

“Section 409A” means Section 409A of the Code and regulations promulgated thereunder.

“Separation from Service” means (i) with respect to an Eligible Individual who is an employee of the Company or a Subsidiary, the termination of his employment with the Company and all Subsidiaries that constitutes a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h)(1), (ii) with respect to an Eligible Individual who is a consultant of the Company or a Subsidiary, the expiration of his contract or contracts under which services are performed that constitutes a “separation from service” within the meaning of Treas. Reg. Section 1.409A-1(h)(2), or (iii) with respect to an Eligible Individual who is a Non-Employee Director, the date on which such Non-Employee Director ceases to be a member of the Board for any reason.

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“Specified Employee” means “specified employee” as such term is defined in Section 409A.

“Stock Award” means an award of shares of Common Stock pursuant to Section 8.1.

“Subsidiary” means any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. In the case of Incentive Stock Options, Subsidiary means any entity that qualifies as a “subsidiary corporation” of the Company under Section 424(f) of the Code.

“Substitute Award” means an Award granted in assumption of, or in substitution for, an outstanding award previously granted by a Person acquired by the Company or with which the Company combines.

“Successor” with respect to a Participant means the legal representative of an incompetent Participant and, if the Participant is deceased, the legal representative of the estate of the Participant or the person or persons who may, by bequest or inheritance, or under the terms of an Award or of forms submitted by the Participant to the Committee, acquire the right to receive cash and/or shares of Common Stock issuable in satisfaction of an Award.

ARTICLE II: ADMINISTRATION

2.1      Generally. The Committee shall have the authority to control and manage the operation and administration of the Plan; provided, however, that all acts and authority of the Committee pursuant to this Plan are subject to the provisions of the Committee’s charter, as amended from time to time, and such other authority as may be delegated to the Committee by the Board.

2.2      Grant of Awards. The Committee has the exclusive power to make Awards, to determine when and to which Eligible Individuals Awards will be granted, the types of Awards and the number of shares of Common Stock covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the terms of the Plan and applicable law, to cancel, suspend or amend existing Awards.

2.3      Section 162(m). Subject to the provisions of the Plan, the Committee will have the authority and discretion to determine the extent to which Awards under the Plan will be structured to conform to the requirements applicable to performance-based compensation as described in Section 162(m), and to take such action, establish such procedures, and impose such restrictions as necessary to conform to such requirements. Notwithstanding any provision of the Plan to the contrary, if an Award under this Plan is intended to qualify as performance-based compensation under Section 162(m) and the regulations issued thereunder and a provision of this Plan would prevent such Award from so qualifying, such provision shall be administered, interpreted and construed to carry out such intention (or disregarded to the extent such provision cannot be so administered, interpreted or construed).

2.4      Payment of Awards. The Committee may, subject to Section 12.3, determine whether, to what extent and under what circumstances Awards may be settled, paid or exercised in cash, shares of Common Stock or other Awards or other property, or canceled, forfeited or suspended.

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2.5      Interpretation. The Committee has the authority to interpret the Plan and any Award made under the Plan, to establish, amend, waive and rescind any rules and regulations relating to the administration of the Plan, to determine the terms and provisions of any Award Agreements entered into hereunder (not inconsistent with the Plan), to amend the terms and provisions of any such Award Agreement (not inconsistent with the Plan) and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems desirable. The determinations of the Committee in the administration of the Plan as described herein will be final, binding and conclusive on all interested parties.

2.6      Delegation of Authority. Except to the extent prohibited by applicable law or regulation, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it; provided, however, the Committee shall not delegate any such authority with respect to any Awards made to a Reporting Person. The Committee may revoke any such allocation or delegation at any time.

2.7      Cooperation. The Company and any affiliate will, to the fullest extent permitted by law, furnish the Committee with such data and information as may be required for it to discharge its duties. The records of the Company and any affiliate as to an Eligible Individual’s employment, or other provision of services, termination of employment, or cessation of the provision of services, leave of absence, reemployment and compensation will be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefit under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

2.8      Indemnification. To the fullest extent permitted by law, each member and former member of the Committee and each person to whom the Committee delegates or has delegated authority under this Plan shall be entitled to indemnification by the Company against and from any loss, liability, judgment, damage, cost and reasonable expense incurred by such member, former member or other person by reason of any action taken, failure to act or determination made in good faith under or with respect to this Plan.

ARTICLE III: SHARES AVAILABLE FOR AWARDS

3.1      Number. Subject to adjustment as provided in Section 3.4, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is 10,750,000. Shares of Common Stock to be issued under the Plan may be made available from authorized but unissued shares of Common Stock, shares of Common Stock held by the Company in its treasury, or shares of Common Stock purchased by the Company on the open market or otherwise.

3.2      Automatic Share Reserve Reset. Every October 1, the number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan shall be reset to a number equal to the greater of (A) 20% of the then issued and outstanding shares of Common Stock, and (B) the number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan on the immediately preceding September 30.

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3.3      Award Limitations. No Participant receiving an Award will be granted any Award with respect to more than 1,000,000 shares of Common Stock during any fiscal year.

3.4      Share Counting. If any shares of Common Stock covered by an Award other than a Substitute Award, or to which such an Award relates, terminate, lapse or are forfeited or cancelled, or such an Award is otherwise settled without the delivery of the full number of shares of Common Stock underlying the Award, then the shares of Common Stock covered by such Award, or to which such Award relates, to the extent of any such forfeiture, termination, lapse, cancellation, etc., shall again be, or shall become available for issuance under the Plan. Shares of Common Stock underlying Substitute Awards shall not reduce the number of shares of Common Stock available for delivery under this Plan. Shares of Common Stock delivered in payment of the purchase price in connection with the exercise of Options or shares of Common Stock delivered or withheld to pay tax-withholding obligations or otherwise under the Plan shall be added to and shall increase the number of shares of Common Stock available for purposes of the Plan.

3.5      Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, share split, reverse share split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of: (i) the number and type of shares of Common Stock (or other securities or property) which thereafter may be made the subject of Awards, including without limitation the individual limits set forth in Sections 4(a); (ii) the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards; and (iii) the grant, purchase, or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award; provided, however, that the number of shares of Common Stock subject to any Award shall always be a whole number. The Committee’s adjustment shall be effective and binding for all purposes of this Plan, provided that no adjustment shall be made which will cause an Incentive Stock Option to lose its status as such, and further provided that no such adjustment shall constitute (i) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (ii) an extension of a stock right, including the addition of any feature for the deferral of compensation within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or (iii) an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E). Furthermore, no adjustment as the result of a change in capitalization shall cause the exercise price to be less than the Fair Market Value of such shares (as adjusted to reflect the change in capitalization) on the date of grant, and any adjustment as the result of the substitution of a new stock right or the assumption of an outstanding stock right pursuant to a corporate transaction shall satisfy the conditions described in Treas. Reg. Section 1.409A-1(b)(5)(v)(D).

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ARTICLE IV: ELIGIBILITY

All Eligible Individuals are eligible to participate in this Plan and receive Awards hereunder. Holders of equity-based awards issued by a company acquired by the Company or with which the Company combines are eligible to receive Substitute Awards hereunder.

ARTICLE V: OPTIONS AND SARS

5.1      Grant. The Committee is hereby authorized to grant Options and SARs to Participants with the following terms and conditions and with such additional terms and conditions, in either case not inconsistent with the provisions of the Plan, as the Committee determines. The grant of Options or SARS shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (i) the number of shares of Common Stock that may be issued upon exercise of an Option or number of SARs subject to an Award; (ii) the exercise or base price of each Option or SAR; (iii) the term of the Option or SAR; (iv) such terms and conditions on the vesting and/or exercisability of an Option or SAR as may be determined by the Committee; (v) any restrictions on transfer of the Option or SAR and forfeiture provisions; (vi) the effect on the term of the Option or SAR of the Separation from Service of the Participant; and (vii) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

5.2      Exercise Price. The exercise price per share of Common Stock under an Option or SAR will be determined by the Committee; provided, however, that, except in the case of Substitute Awards, such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date of grant of such Option or SAR; and provided further that in the case of ISOs granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the ISO is granted. The Committee shall not have the authority to reprice Options or SARs to reduce the exercise price without first obtaining shareholder approval for such repricing.

5.3      Term. The term of each Option and SAR will be fixed by the Committee in its discretion; provided , however, that the term shall not be more than ten (10) years from the date the Option or SAR is granted, or five (5) years from such date if the option is an Incentive Stock Option granted to an individual the owning (directly and through the application of the attribution rules of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code).

5.4      Exercisability. Subject to the terms of the Plan and the related Award Agreement, any Option or SAR may be exercised at any time during the period commencing with either the date that Option or SAR is granted or the first date permitted under a vesting schedule established by the Committee and ending with the expiration date of the Option or SAR. A Participant may exercise his Option or SAR for all or part of the number of shares of Common Stock or rights which he is eligible to exercise under terms of the Option or SAR. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the exercise price is received by the Company. The Committee will determine the method or methods by which payment may be made, including, without limitation, payment (i) in cash, or its equivalent, (ii) by exchanging shares of Common Stock owned by the Participant for at least six months (which are not the subject of any pledge or other security interest), (iii) by having the Company “net settle” the shares by withholding from the shares of Common Stock which would otherwise be delivered to the Participant such shares with a Fair Market Value sufficient to satisfy the minimum withholding required with respect thereto as determined by the Committee, (iv) through any broker’s cashless exercise procedure approved by the Committee, or (v) by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such shares of Common Stock so tendered to the Company as of the date of such tender is at least equal to such exercise price.

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5.5      Separation from Service. Except as otherwise provided in the Award Agreement documenting an Option or SAR Award, the following general rules will apply to outstanding Option and SAR Awards at the time of Separation from Service:

(a)    In the event of Separation from Service for Cause, unless otherwise determined by the Committee, all outstanding Option and SAR Awards, whether vested or unvested, will immediately terminate and be forfeited.

(b)    In all other events of Separation from Service, the Participant shall have a period of ninety (90) days following such Separation from Service (or, if shorter, until the end of the term of a particular Option or SAR as established in the original Award Agreement) to exercise any vested and unexercised Options and SARs then outstanding; all unvested Option and SAR Awards shall immediately terminate and be forfeited.

5.6      Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. No Incentive Stock Option shall be granted to any Eligible Individual who is not an Employee of the Company or a Subsidiary. Options designated as Incentive Stock Options shall not be eligible for treatment under the Code as “incentive stock options” (and will be deemed to be Non-Qualified Stock Options) to the extent that either (i) the aggregate Fair Market Value of shares of Common Stock (determined as of the date of grant) with respect to such Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Subsidiary) exceeds $100,000, taking Options into account in the order in which they were granted or (ii) such Options otherwise remain exercisable but are not exercised within three (3) months of termination of employment (or such other period of time provided in Section 422 of the Code).

5.7      Disqualifying Disposition Notice. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he or she makes a disqualifying disposition of any shares of Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including any sale) of such shares of Common Stock before the later of (i) two years after the date of grant of the Incentive Stock Option or (ii) one year after the date the Participant acquired the shares of Common Stock by exercising the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by it, retain possession of any shares of Common Stock acquired pursuant to the exercise of an Incentive Stock Option as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such shares of Common Stock.

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ARTICLE VI: RESTRICTED STOCK AWARDS

6.1      Grant. The Committee is hereby authorized to grant Awards of Restricted Stock to Eligible Individuals. The grant of Restricted Stock shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (i) the number of shares of Restricted Stock subject to such Award; (ii) the purchase price, if any, of the shares of Restricted Stock and the means of payment for such shares; (iii) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of shares of Restricted Stock granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (iv) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock as may be determined from time to time by the Committee; (v) restrictions on transferability of the Restricted Stock; and (vi) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

6.2      Vesting and Forfeiture. Restricted Stock granted under this Article VI is subject to such restrictions as the Committee may impose, which restrictions may lapse separately or in combination at such time or times, in such installments or otherwise, as the Committee may deem appropriate. Except as otherwise determined by the Committee, upon a Separation from Service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award Agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations of employment resulting from specified causes.

6.3      Stock Certificates. An Award of Restricted Stock may be evidenced in such manner as the Committee may deem appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Restricted Stock, such certificate will be registered in the name of the Participant and bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such shares of Common Stock.

6.4      Dividends and Voting Rights. Unless otherwise determined by the Committee, a Participant holding an outstanding Award of Restricted Stock shall be entitled to (i) receive all dividends and distributions paid in respect of shares of Common Stock underlying such award; provided, that if any such dividends or distributions are paid in shares of Common Stock or other securities, such shares and other securities shall be subject to the same vesting and other restrictions as apply to the Restricted Stock with respect to which they were paid, and (ii) exercise full voting rights and other rights as a stockholder with respect to the shares of Common Stock underlying such Award during the period during which such shares remain subject to restriction.

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ARTICLE VII: RESTRICTED STOCK UNIT AWARDS

7.1      Grant. The Committee is hereby authorized to grant Awards of Restricted Stock Units to Eligible Individuals. The grant of Restricted Stock Units shall be evidenced by an Award Agreement that contains the terms of the Award, including, but not limited to: (i) the number of Restricted Stock Units subject to such Award; (ii) the purchase price, if any, of the Restricted Stock Units and the means of payment for such Restricted Stock Units; (iii) the performance criteria, if any, and level of achievement in relation to the criteria that shall determine the number of Restricted Stock Units granted, issued, retainable and/or vested; provided, however, that any such performance criteria shall be selected from the criteria set forth in Section 9.2 to the extent the Committee intends that the Award comply with Section 162(m); (iv) such terms and conditions of the grant, issuance, vesting and/or forfeiture of the Restricted Stock Units as may be determined from time to time by the Committee; (v) restrictions on transferability of the Restricted Stock Units; and (vi) such further terms and conditions, in each case, not inconsistent with this Plan as may be determined from time to time by the Committee.

7.2      Vesting. The Awards of Restricted Stock Units granted under this Article VII are subject to such restrictions as the Company may impose, which restrictions may lapse separately or in combination, at such time or times, in such installments or otherwise, as the Committee may deem appropriate.

7.3      Separation from Service. Without limiting the foregoing, and except as otherwise revised in the Award Agreement documenting a Restricted Stock Unit Award (“RSUs”) or otherwise determined by the Committee, in the event of Separation from Service for Cause (as determined by the Company), unless otherwise determined by the Committee, all outstanding RSUs will immediately terminate and be forfeited. In all other events of Separation from Service, to the extent not previously paid, the Participant shall be paid any vested RSUs in accordance with the payment provisions of Section 7.4, and all unvested RSUs shall immediately terminate and be forfeited.

7.4      Payment of Award. The shares of Common Stock or cash underlying a Restricted Stock Unit Awards shall (subject to satisfaction of any purchase price requirement) be transferred or paid to the Participant as soon as practicable following the Award date or the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award applicable to such Restricted Stock Unit Award (the “Restriction End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Restriction End Date, as the case may be. Notwithstanding any of the foregoing, to the extent that the provisions of Section 7.3 hereof or the provisions of any Award Agreement for Restricted Stock Units require, distributions of shares of Common Stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A, including, without limitation, the requirement that a distribution to a Participant who is a Specified Employee which is made on account of the Specified Employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

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ARTICLE VIII: STOCK AWARDS AND OTHER STOCK-BASED AWARDS

8.1      Stock Awards. The Committee is hereby authorized to grant Stock Awards to Eligible Individuals. Stock Awards may be issued by the Committee in addition to, or in tandem with, other Awards granted under this Plan, and may be issued in lieu of any cash compensation or fees for services to the Company as the Committee, in its discretion, determines or authorizes. Stock Awards shall be evidenced by an Award Agreement or in such other manner as the Committee may deem necessary or appropriate, including, without limitation, book-entry registration or issuance of a stock certificate or certificates. In the event any stock certificate is issued in respect of shares of Common Stock underlying a Stock Award, such certificate will be registered in the name of the Participant.

8.2      Other Stock-Based Awards. The Committee is hereby authorized to grant to Participants such other Awards (including, without limitation, rights to dividends and dividend equivalents) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into shares of Common Stock) as are deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan, the Committee will determine the terms and conditions of such Awards and set forth such terms and conditions in an Award Agreement related to such Award. Shares of Common Stock or other securities delivered pursuant to a purchase right granted under this Section 8.2 shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms, including, without limitation, cash, shares of Common Stock, other securities, other Awards or other property, or any combination thereof, as the Committee determines, the value of which consideration, as established by the Committee, shall, except in the case of Substitute Awards, not be less than the Fair Market Value of such shares or other securities as of the date such purchase right is granted.

8.3      Payment. Stock Awards and Other Stock-Based Awards shall be transferred or paid to the Participant as soon as practicable following the Award date and the satisfaction of any and all other conditions of the applicable Award Agreement (the “Satisfaction Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the later of the Award date or the Satisfaction Date, as the case may be. Notwithstanding any of the foregoing, to the extent that the provisions of Article VIII hereof or the provisions of any Award Agreement for Stock Awards or other Stock-Based Awards require, distributions of shares of Common Stock under circumstances that constitute a “deferral of compensation” shall conform to the applicable requirements of Section 409A, including, without limitation, the requirement that a distribution to a Participant who is a Specified Employee which is made on account of the Specified Employee’s Separation from Service shall not be made before the date which is six (6) months after the date of Separation from Service.

ARTICLE IX: SECTION 162(m) PERFORMANCE BASED COMPENSATION

9.1      General Requirements. To the extent that a Restricted Stock Award, Restricted Stock Unit Award, Stock Award or Other Stock-Based Award is intended to qualify as performance-based compensation under Section 162(m) (a “Performance Award”) such Award shall satisfy the requirements set forth in this Article IX.

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9.2      Performance Goals. Performance Awards shall be conditioned upon the achievement of objective pre-established goal(s) relating to one or more of the following performance measures established in writing by the Committee within 90 days after the beginning of the applicable performance period (and in no event after 25% of the performance period has lapsed) subject to such modifications as specified by the Committee: cash flow; earnings (including earnings before interest, taxes, depreciation, and amortization); earnings per share, diluted or basic; capital expenditures; debt, net debt, debt reduction; working capital; return on investment; economic value added; cost of capital; stock price; return on equity; total shareholder return; return on capital; return on assets or net assets; revenue; income or net income; and operating income or net operating income. To the extent consistent with Section 162(m), the Committee may determine that certain adjustments apply, in whole or in part, in such manner as determined by the Committee, to exclude the effect of any of the following events that occur during a performance period: the impairment of tangible or intangible assets; litigation or claim judgments or settlements; the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results; accruals for reorganization and restructuring programs, including, but not limited to, reductions in force and early retirement incentives; and any extraordinary, unusual, infrequent or non-recurring items described in management’s discussion and analysis of financial condition and results of operations or the financial statements and notes thereto appearing in the Company’s annual report to shareholders for the applicable year. Performance measures may be determined either individually, alternatively or in any combination, applied to either the Company as a whole or to a business unit or Subsidiary entity thereof, either individually, alternatively or in any combination, and measured over a period of time including any portion of a year, annually or cumulatively over a period of years, on an absolute basis or relative to a pre-established target, to previous years’ results or to a designated comparison group, in each case as specified by the Committee.

9.3      Certification of Performance Goals. Achievement of the performance goals established in accordance with Section 9.2 shall be certified in writing prior to payment of the Performance Award, as required by Section 162(m). In addition to establishing minimum performance goal(s) below which no compensation shall be payable pursuant to a Performance Award, the Committee, in its discretion, may create a performance schedule under which an amount less than or more than the target award may be paid so long as the performance goal(s) have been achieved.

9.4      Committee Discretion. Notwithstanding any provision of this Plan to the contrary, the Committee, in its sole discretion, may retain the discretion to reduce the amount of any Performance Award to a Participant if it concludes that such reduction is necessary or appropriate based upon: (i) an evaluation of such Participant’s performance; (ii) comparisons with compensation received by other similarly situated individuals working within the Company’s industry; (iii) the Company’s financial results and conditions; or (iv) such other factors or conditions that the Committee deems relevant. The Committee shall not use its discretionary authority to increase any award that is intended to be performance-based compensation under Section 162(m).

9.5      Payment. Performance Awards shall be transferred or paid to the Participant as soon as practicable following the termination of the vesting or other restrictions set forth in the Plan or the applicable Award Agreement and the satisfaction of any and all other conditions of the Award Agreement applicable to such Performance Award (the “Performance End Date”), but in no event later than two and one-half (2½) months following the end of the calendar year that includes the Performance End Date.

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ARTICLE X: GENERAL TERMS APPLICABLE TO AWARDS

10.1      Exemptions from Section 16(b) Liability. With respect to a Reporting Person, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt under Rule 16b-3 or otherwise not subject to liability under Section 16(b), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act incurring liability under Section 16(b).

10.2      Non-Assignment. Except as the Committee may otherwise determine from time to time: (i) no Award and no right under any Award shall be assignable, alienable, saleable or transferable by a Participant otherwise than by will or by the laws of descent and distribution; provided, however, that, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant, and to receive any property distributable, with respect to any Award upon the death of the Participant; and provided, further, however, that in no event shall the Committee authorize any assignment, alienation, sale, or other transfer under this paragraph that would provide a Participant or beneficiary with the opportunity to receive consideration from a third party; (ii) each Award, and each right under any Award, shall be exercisable during the Participant’s lifetime only by the Participant or, if permissible under applicable law, by the Participant’s guardian or legal representative; and (iii) no Award and no right under any such Award, may be pledged, alienated, attached, or otherwise encumbered, and any purported pledge, alienation, attachment or encumbrance thereof shall be void and unenforceable against the Company. The provisions of this paragraph shall not apply to any Award which has been fully exercised, earned or paid, as the case may be, and shall not preclude forfeiture of an Award in accordance with the terms thereof.

10.3      Repurchase Right. Prior to the time that shares of Common Stock are publicly traded on a national securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, after a Participant's Separation from Service , the Company has the right (but not the obligation) to repurchase such Participant’s shares of Common Stock which were issued pursuant to the exercise or vesting of Awards issued under the Plan (herein, such shares of Common Stock are referred to as the “Plan Shares”) at Fair Market Value as of the date of repurchase. Such right of repurchase shall be exercisable at any time and from time to time at the discretion of the Company.

10.4      Right of First Refusal. Prior to the time that shares of Common Stock are publicly traded on a national securities exchange registered with the Securities and Exchange Commission under Section 6(a) of the Exchange Act, any Plan Shares shall be subject to a right of first refusal on behalf of the Company. By virtue of this right, such Plan Shares may not be transferred during the Participant's lifetime to any person, unless such transfer occurs within fifteen days following the expiration of thirty days after the Company was given a written notice which correctly identified the prospective transferee or transferees and which offered the Company an opportunity to purchase such shares at their Fair Market Value as of the date of repurchase in cash, and such offer was not accepted within thirty days after the Company’s receipt of that notice.

10.5      Section 409A Compliance. Notwithstanding any other provision of this Plan to the contrary, all Awards under this Plan shall be designed and administered in a manner that does not result in the imposition of tax or penalties under Section 409A. Accordingly, Awards under this Plan shall comply with the following requirements, as applicable.

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(a)    Distributions to Specified Employees Upon Separation from Service. To the extent that payment under an Award which is subject to Section 409A is due to a Specified Employee on account of the Specified Employee’s Separation from Service from the Company or its affiliate or subsidiary, such payment shall be delayed until the first day of the seventh month following such Separation from Service (or as soon as practicable thereafter). The Committee, in its discretion, may provide in the Award Agreement for the payment of interest at a rate set by the Committee for such six-month period.

(b)    No Acceleration of Payment. To the extent that an Award is subject to Section 409A, payment under such Award shall not be accelerated from the date(s) specified in the Award Agreement as of the date of grant.

(c)    Subsequent Delay in Payment. To the extent that an Award is subject to Section 409A, payment under such Award shall not be deferred beyond the dates specified in the Award Agreement as of the date of grant, unless the Committee makes the decision to delay payment at least one year prior to the scheduled payment date, and payment is delayed at least five years.

10.6      Exemptions from Section 409A. The following Awards are intended to be exempt from the requirements of Section 409A.

(a)    Non-Discounted Options. Any Option issued with an exercise price that is at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(b)    Non-Discounted SARs. Any SAR issued with an exercise or base price at least equal to the Fair Market Value of a share of Common Stock on the date of grant.

(c)    Restricted Stock and Stock Awards. Restricted Stock, Stock Awards and any other property right subject to tax under Section 83 of the Code.

(d)    Short-Term Deferrals. Any Award which is paid no later than two and one-half (2½) months following the year in which the Award vests.

ARTICLE XI: CHANGE OF CONTROL

11.1      Generally. The Committee may, in its discretion, at the time an Award is made hereunder or at any time prior to, coincident with or after the time of a Change of Control (a) subject to Section 10.5, provide for the acceleration of any time periods relating to the exercise or realization of such Awards, so that such Awards may be exercised or realized in full on or before a date fixed by the Committee; (b) provide for the purchase of such Awards, upon the Participant’s request, for an amount of cash equal to the amount which could have been obtained upon the exercise or realization of such Awards had such Awards been currently exercisable or payable; (c) make such adjustment to the Awards then outstanding as the Committee deems appropriate to reflect such Change of Control; or (d) cause the Awards then outstanding to be assumed, or new rights substituted therefore, by the surviving corporation in such Change of Control. The Committee may, in its discretion, include such further provisions and limitations in any Award Agreement as it may deem equitable and in the best interests of the Company.

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11.2      Definition. “Change of Control” means a change of control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A promulgated under the Exchange Act, or Item 5.01 of a Current Report on Form 8-K or any successor rule, whether or not the Company is then subject to such reporting requirements; provided that, without limitation, such a Change of Control shall be deemed to occur if:

(a)    any “person” (as such term is used in Sections 13(d) and 14 (d) of the Exchange Act) is or becomes the “beneficial owner” (as determined for purposes of Regulation 13D-G under the Exchange Act as currently in effect), directly or indirectly, in a transaction or series of transactions, of securities of the Company representing more than 50% of the voting power of the Company’s voting capital stock (the “Voting Stock”); or

(b)    The consummation of a merger, or other business combination after which the holders of the Voting Stock do not collectively own 50% or more of the voting capital stock of the entity surviving such merger or other business combination, or the sale, lease, exchange or other transfer in a transaction or series of transactions of all or substantially all of the assets of the Company; or

(c)    A majority of the Board is replaced in any twelve (12) month period by individuals whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election.

Any good faith determination by the Committee as to whether a Change of Control within the meaning of this Section has occurred shall be conclusive and binding on the Participants.

ARTICLE XII: EFFECTIVE DATE, AMENDMENT, MODIFICATION AND TERMINATION OF PLAN

12.1      Effective Date. The Plan is effective as of August 16, 2010. No Award may be granted under the Plan after the tenth anniversary of the date at which this Plan is approved by shareholders of the Company. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee to administer the Plan and to amend, alter, adjust, suspend, discontinue, or terminate any such Award, or to waive any conditions or rights under any such Award, and the authority of the Board to amend the Plan, shall extend beyond such date.

12.2      Plan Amendment and Termination. Except to the extent prohibited by applicable law and unless otherwise expressly provided in an Award Agreement or in the Plan, the Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, however, that no such amendment, alteration, suspension, discontinuation or termination shall be made without: (i) shareholder approval if such approval is necessary to comply with any tax, legal or regulatory (including, for this purpose, the rules of any national securities exchange(s) on which the Common Stock is then listed) requirement for which or with which the Board deems it necessary or desirable to qualify or comply; or (ii) the consent of the affected Participant, if such action would adversely affect any material rights of such Participant under any outstanding Award. Notwithstanding the foregoing or any provision of the Plan to the contrary, the Committee may at any time (without the consent of the Participant) modify, amend or terminate any or all of the provisions of this Plan to the extent necessary to conform the provisions of the Plan with Section 409A regardless of whether such modification, amendment, or termination of the Plan shall adversely affect the rights of a Participant under the Plan.

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12.3      Award Amendment. The Committee may waive any conditions or rights under, amend any terms of, or amend, alter, suspend, discontinue or terminate, any Award theretofore granted, prospectively or retroactively, without the consent of any Participant or holder or beneficiary of an Award; provided, however, that no such action shall impair any material rights of a Participant or holder or beneficiary under any Award theretofore granted under the Plan. The Committee may, in its discretion, vest part or all of a Participant’s Award that would otherwise be forfeited; provided that, in the case of a Restricted Stock Unit Award, Stock Award, Other Stock-Based Award or Performance Award, distribution thereof to the Participant shall be made no later than two and one-half (2½) months following the end of the calendar year in which such vesting occurs. Notwithstanding the foregoing, no waiver, amendment, alteration, suspension, discontinuation or termination of the Award by the Committee shall constitute (i) a modification of a stock right within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(B) so as to constitute the grant of a new stock right, (ii) an extension of a stock right, including the addition of any feature for the deferral of compensation, within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(C), or an impermissible acceleration of a payment date or a subsequent deferral of a stock right subject to Code Section 409A within the meaning of Treas. Reg. Section 1.409A-1(b)(5)(v)(E). Furthermore, in no event may the Committee exchange Awards previously granted for Awards of a different type.

12.4      Adjustment of Awards. The Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, an event affecting the Company, or the financial statements of the Company, or of changes in applicable laws, regulations or accounting principles), whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, subject, with respect to Awards intended to meet the requirements of Section 162(m), compliance with the provisions of Section 162(m).

ARTICLE XIII: MISCELLANEOUS

13.1      No Right to Continued Employment. Nothing in the Plan or in any Award Agreement confers upon any Eligible Individual who is a Participant the right to continue in the service or employment of the Company or any affiliate or affect any right which the Company or any affiliate may have to terminate or modify the employment or provision of service of the Participant with or without cause.

13.2      No Rights as a Stockholder. Notwithstanding anything to the contrary in the Plan, no Participant or Successor shall have any voting or other rights as a stockholder of the Company with respect to any Common Stock covered by an Award until the issuance of a certificate or certificates to the Participant for such Common Stock. No adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificates.

13.3      Withholding. A Participant may be required to pay to the Company or any Subsidiary, and the Company or any Subsidiary shall have the right and is hereby authorized to withhold from any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash shares of Common Stock, other securities, other Awards or other property) of any applicable withholding and taxes, including the Participant’s social security and Medicare taxes (FICA) and federal, state, local income tax or such other applicable taxes (“Taxes”), in respect of any Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such Taxes. The Company may require the Participant to make arrangements satisfactory to it for the payment of any Taxes before issuing any Stock pursuant to the Award. The Committee may, if it deems appropriate in the case of a Participant, withhold such Taxes through a reduction of the number of shares of Common Stock delivered to such individual having a Fair Market Value sufficient to satisfy the minimum amount of Taxes required to be withheld, as determined by the Committee. Such reduction of shares of Common Stock delivered to the Participant is hereby specifically authorized as an alternative for the satisfaction of withholding obligations.

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13.4      No effect on Compensation. Awards received by a Participant under this Plan are not be deemed a part of a Participant’s regular, recurring compensation for purposes of any termination, indemnity or severance pay laws and shall not be included in, nor have any effect on, the determination of benefits under any other employee benefit plan, contract or similar arrangement provided by the Company or an affiliate , unless expressly so provided by such other plan, contract or arrangement, or unless the Committee so determines. No provision of the Plan shall prevent the Company from adopting or continuing in effect other or additional compensation arrangements, including incentive arrangements providing for the issuance of options and stock, and awards that do not qualify under Section 162(m), and such arrangements may be generally applicable or applicable only in specific cases.

13.5      Unfunded Plan. This Plan is unfunded and the Company is not required to segregate any assets that may at any time be represented by Awards under this Plan. Neither the Company, its Subsidiaries or other affiliates, the Committee, nor the Board shall be deemed to be a trustee of any amounts to be paid under this Plan nor shall anything contained in this Plan or any action taken pursuant to its provisions create or be construed to create a fiduciary relationship between the Company and/or its Subsidiaries or other affiliates, and a Participant or Successor. To the extent any person acquires a right to receive an Award under this Plan, such right shall be no greater than the right of an unsecured general creditor of the Company.

13.6      Limitation of Liability. Any liability of the Company to any Participant with respect to an Award shall be based solely upon contractual obligations created by this Plan and the applicable Award Agreement. Except as may be required by law, neither the Company nor any member or former member of the Board or of the Committee, nor any other person participating (including participation pursuant to a delegation of authority under Section 2.6 hereof) in any determination of any question under this Plan, or in the interpretation, administration or application of this Plan, shall have any liability to any party for any action taken, or not taken, under this Plan.

13.7      Legal Requirements. No certificate for shares of Common Stock distributable pursuant to this Plan will be issued and delivered unless the issuance of such certificate complies with all applicable legal requirements including, without limitation, compliance with the provisions of Section 409A, applicable state securities laws, the Securities Act of 1933, as amended and in effect from time to time or any successor statute, the Exchange Act and the requirements of the national securities exchange(s) on which the Company’s Stock may, at such time, be listed.

13.8      Governing Law. To the extent that federal laws do not otherwise control, this Plan and all determinations made and actions taken pursuant to this Plan shall be governed by the laws of the state of Delaware, without giving effect to its conflict of law provisions.

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13.9      Severability. In the event that any provision of this Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

13.10      No Fractional Shares. No fractional shares shall be issued or delivered pursuant to this Plan or any Award Agreement, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional shares, or whether such fractional shares or any rights thereto shall be canceled, terminated, or otherwise eliminated.

13.11      Headings. Headings are provided herein for convenience only and not to serve as a basis for interpretation or construction of the Plan.

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CERTIFICATIONS

On behalf of the Company, the undersigned hereby certifies that the UBL Interactive, Inc. 2010 Omnibus Equity Incentive Plan was approved by the Board of Directors of the Company on December 23, 2010 and by the majority shareholders of the Company’s common stock on August 5, 2010.

UBL INTERACTIVE, INC.

By:	/s/ Doyal Bryant

Name:	Doyal Bryant

Title:	Chief Executive Officer

On behalf of the Company, the undersigned hereby certifies that the amendment to the UBL Interactive, Inc. 2010 Omnibus Equity Incentive Plan approved by the Board of Directors of the Company on October 22, 2013 has been approved by the majority stockholders of the Company’s common stock as of October __, 2014.

UBL INTERACTIVE, INC.

By:	/s/ Doyal Bryant

Name:	Doyal Bryant

Title:	Chief Executive Officer

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